Exhibit 99.1

STERLING MINING COMPANY NAMES JOHN RYAN AS PRESIDENT/CEO

Coeur d’Alene, Idaho – January 12, 2009 - Sterling Mining Company (OTCBB:SRLM / FSE:SMX) is pleased to announce the appointment of John P. Ryan as President and Chief Executive Officer and Ron Ho as Corporate Secretary and Treasurer, both effective immediately. Mr. Ryan will succeed Ken Berscht as interim President, who has resigned but will remain on the Board of Directors. Mr. Ryan was also named to the Board of Directors of the Company.

John P. Ryan has extensive experience with development-stage companies, most recently as the Chairman of U.S. Silver Corporation from June 2006 until October, 2006, also serving as Chief Financial Officer of U.S. Silver Corporation until May 1, 2007. Mr. Ryan remains on the board of U.S. Silver and is one of three co-founders of the Company. Mr. Ryan is currently Chief Executive Officer of Gold Crest Mines, Inc., an exploration company focused on gold projects in Alaska and Central Idaho, and a Director of Silver Verde May Mining Company, Inc., a development stage company with exploration projects primarily in the east end of the Coeur d’Alene Mining District. Mr. Ryan attended the University of Idaho where he received a B.S. degree in Mining Engineering, and he also received a Juris Doctor from Boston College.

Mr. Ho has 10 years of corporate financial experience and is currently the Chief Financial Officer of SNS Silver Corporation. He was most recently an equity analyst at Raymond James Ltd., where he was responsible for sector institutional research. Mr. Ho is a Chartered Accountant and holds a Bachelor of Commerce degree from the University of British Columbia.

Mr. Ryan stated, “I’m looking forward to the hands-on challenge of continuing the renewal of the Sunshine Mine. The Company has experienced significant challenges; however, the Sunshine Mine remains a promising silver project with significant exploration and development potential. The presence of the existing infrastructure, shafts, milling facility, and other equipment make this project a highly viable operation in the future, particularly under more favorable market conditions. I am excited to chart a path forward for the Company and the mining operation. I would also like to thank Mr. Ken Berscht for serving as interim President and I look forward to working with him during the transition and as a Board member in the future.”

Ken Berscht, Sterling’s interim President said, “We’re delighted to have secured someone of John’s stature and experience as our next President and CEO. This appointment reflects the board’s focus on advancing the company forward and we are extremely pleased with his appointment.”

Additional appointments to the Board of Directors

David Greenway and Andrew Grundman have been appointed to Sterling Mining’s Board of Directors.

Mr. Greenway is currently the President and CEO of SNS Silver Corp. He was instrumental in the acquisition of the Crescent Mine in the Coeur d’Alene District. The Crescent Mine is immediately adjacent to and west of the Sunshine Mine. Mr. Greenway attended Bournemouth University in the United Kingdom where he studied Accounting and Finance.

Andrew Grundman provides business consultation services to various precious and base metal operations throughout the western United States, Canada and Mexico. From 2002 until 2003, Mr. Grundman was the General Manager for the Sunshine Mine in Idaho. Mr. Grundman, through collaboration with the Idaho Attorney General’s Office, the Idaho Department of Environmental Quality and the Environmental Protection Agency, was able to negotiate the transfer of one of the Sunshine Mine’s tailings ponds to the State of Idaho for use in safely containing contaminated material from a nearby Superfund site. Prior to this, Mr. Grundman worked at the California Governor’s Office of Emergency Services. Mr. Grundman holds a Juris Doctor Degree from McGeorge School of Law - University of the Pacific, and has been an active member of the State Bar of California since 2002.

To facilitate the appointment of Mr. Ryan, Mr. Greenway and Mr. Grundman the Board of Directors has expanded the Board from seven (7) to nine (9).

About Sterling Mining Company

Sterling Mining is a mineral resource development and exploration company. The Company’s flagship project is the Sunshine Mine in North Idaho’s prolific Coeur d’Alene Mining District. The Sunshine Mine is the largest single historic producer of silver in the United States producing over 360 million ounces of silver from 1884 until present. Sterling Mining has been exploring, rehabilitating and engaging in limited production at the mine since leasing the project in 2003. Shares of Sterling Mining Company trade on the OTCBB under the symbol “SLRM”, and also on the Frankfurt Stock Exchange under the trading symbol “SMX”.

FOR FURTHER INFORMATION, visit the Company’s website at www.SterlingMining.com or contact:

Sterling Mining Company

John Ryan, Chief Executive Officer

Tel: (404) 418-6203

Monique Hayes, Marketing/Communications

Tel: (208) 666-4070 xt. 301

To receive Sterling news via email, please email mhayes@sterlingmining.com and specify “SRLM news” in the subject line.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

THIS NEWS RELEASE CONTAINS “FORWARD-LOOKING INFORMATION” WITHIN THE MEANING OF THE UNITED STATES “PRIVATE SECURITIES LITIGATION REFORM ACT” OF 1995 AND APPLICABLE CANADIAN SECURITIES LEGISLATION. STATEMENTS CONTAINING FORWARD-LOOKING INFORMATION EXPRESS, AS AT THE DATE OF THIS NEWS RELEASE, THE COMPANY’S PLANS, ESTIMATES, FORECASTS, PROJECTIONS, EXPECTATIONS, OR BELIEFS AS TO FUTURE EVENTS OR RESULTS AND THE COMPANY DOES NOT INTEND, AND DOES NOT ASSUME ANY OBLIGATION TO, UPDATE SUCH STATEMENTS CONTAINING THE FORWARD-LOOKING INFORMATION. GENERALLY, FORWARD-LOOKING INFORMATION CAN BE IDENTIFIED BY THE USE OF FORWARD-LOOKING TERMINOLOGY SUCH AS “PLANS”, “PROJECTS” OR “PROJECTED”, “EXPECTS” OR “DOES NOT EXPECT”, “IS EXPECTED”, “ESTIMATES”, “FORECASTS”, “SCHEDULED”, “INTENDS”, “ANTICIPATES” OR “DOES NOT ANTICIPATE”, OR “BELIEVES”, OR VARIATIONS OF SUCH WORDS AND PHRASES, OR STATEMENTS THAT CERTAIN ACTIONS, EVENTS OR RESULTS “MAY”, “CAN”, “COULD”, “WOULD”, “MIGHT” OR “WILL BE TAKEN”, “OCCUR” OR “BE ACHIEVED”. STATEMENTS CONTAINING FORWARD-LOOKING INFORMATION INCLUDE, BUT ARE NOT LIMITED TO, STATEMENTS WITH RESPECT TO TIMING, BUDGET AND EXPENDITURES FOR CONSTRUCTION ACTIVITIES, THE EXPECTED RESULTS FROM EXPLORATION ACTIVITIES, THE ECONOMIC VIABILITY OF THE DEVELOPMENT OF NEWLY DISCOVERED ORE BODIES, THE ESTIMATION OF MINERAL RESERVES AND RESOURCES, FUTURE PRODUCTION LEVELS, EXPECTATIONS REGARDING MINE PRODUCTION COSTS AND PROJECTED CASH COSTS PER OUNCE, THE ADEQUACY OF CAPITAL OR THE REQUIREMENTS FOR ADDITIONAL CAPITAL, EXPECTATIONS REGARDING FUTURE SILVER PRICES, AND THE COMPANY’S COMMITMENT TO, AND PLANS FOR DEVELOPING, NEWLY DISCOVERED AND EXISTING MINERALIZED STRUCTURES.

STATEMENTS CONTAINING FORWARD-LOOKING INFORMATION INVOLVE KNOWN AND UNKNOWN RISKS, UNCERTAINTIES AND OTHER FACTORS THAT MAY CAUSE THE ACTUAL RESULTS, LEVEL OF ACTIVITY, PERFORMANCE OR ACHIEVEMENTS OF THE COMPANY’S SILVER AND ITS OPERATIONS TO BE MATERIALLY DIFFERENT FROM THOSE EXPRESSED OR IMPLIED BY SUCH STATEMENTS. SUCH FACTORS INCLUDE, AMONG OTHERS, RISKS RELATED TO TECHNOLOGICAL AND OPERATIONAL NATURE OF THE COMPANY’S BUSINESS, CHANGES IN LOCAL GOVERNMENT LEGISLATION, TAXATION OR THE POLITICAL OR ECONOMIC ENVIRONMENT, THE ACTUAL RESULTS OF CURRENT EXPLORATION ACTIVITIES, CONCLUSIONS OF ECONOMIC EVALUATIONS, CHANGES IN PROJECT PARAMETERS TO DEAL WITH UNANTICIPATED ECONOMIC FACTORS, FUTURE PRICES OF SILVER, GOLD AND BASE METALS, INCREASED COMPETITION IN THE MINING INDUSTRY FOR PROPERTIES, EQUIPMENT, QUALIFIED PERSONNEL, AND THEIR RISING COSTS, UNPREDICTABLE RISKS AND HAZARDS RELATING TO THE OPERATION AND DEVELOPMENT OF OUR MINES OR PROPERTIES, THE SPECULATIVE NATURE OF EXPLORATION AND DEVELOPMENT, FLUCTUATIONS IN THE PRICE FOR NATURAL GAS, FUEL OIL AND OTHER KEY SUPPLIES, AS WELL AS THOSE FACTORS DESCRIBED IN THE SECTION [“RISK RELATED TO THE COMPANY’S BUSINESS”] CONTAINED IN THE COMPANY’S MOST RECENT [FORM 40F/ANNUAL INFORMATION FORM] FILED WITH THE SEC AND CANADIAN PROVINCIAL SECURITIES REGULATORY AUTHORITIES. ALTHOUGH THE COMPANY HAS ATTEMPTED TO IDENTIFY IMPORTANT FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE CONTAINED IN FORWARD-LOOKING STATEMENTS, THERE MAY BE OTHER FACTORS THAT CAUSE RESULTS TO BE MATERIALLY DIFFERENT FROM THOSE ANTICIPATED, DESCRIBED, ESTIMATED, ASSESSED OR INTENDED. THERE CAN BE NO ASSURANCE THAT ANY STATEMENTS CONTAINING FORWARD-LOOKING INFORMATION WILL PROVE TO BE ACCURATE AS ACTUAL RESULTS AND FUTURE EVENTS COULD DIFFER MATERIALLY FROM THOSE ANTICIPATED IN SUCH STATEMENTS. ACCORDINGLY, READERS SHOULD NOT PLACE UNDUE RELIANCE ON STATEMENTS CONTAINING FORWARD-LOOKING INFORMATION.